UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2006

South Street Financial Corp.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	0-21083	56-1973261
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

155 West South Street Albemarle, North Carolina	28001
(Address of Principal Executive Offices)	(Zip Code)

(704) 982-9184

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

South Street Financial Corp.

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Item 8.01. Other Events

On December 11, 2006, South Street Financial Corp. (the “Company”) announced plans to deregister the Company’s common stock under the Securities Exchange Act of 1934, as amended, and, therefore, terminate its obligations to file reports with the Securities and Exchange Commission. This “going dark” transaction would be accomplished through an amendment to the Company’s Articles of Incorporation, which would (i) authorize 500,000 shares of a new Series A Preferred Stock and (ii) effect a conversion of all shares of common stock held by record shareholders owning less than 750 shares of common stock into shares of the Series A Preferred Stock on a one-for-one basis (the “Conversion”). Those stockholders receiving shares of Series A Preferred Stock immediately following the Conversion will have the option to sell those shares to the Company at any time during the 30 day period following the Conversion at a cash price equal to $10.00 per share.

If, after the Conversion, the Company has fewer than 300 stockholders of record, the Company intends to terminate the registration of its common stock under the Securities and Exchange Act of 1934, as amended, and become a non-reporting company. If that occurs, the Company will no longer file periodic reports with the Securities and Exchange Commission, including annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB, and it will no longer be subject to the SEC’s proxy rules.

A copy of the Company’s press release making this announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 8.01, Results of Operations and Financial Condition.

(99.1)	Press Release of South Street Financial Corp., dated December 11, 2006.

Disclosures About Forward-Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STREET FINANCIAL CORP.

Date: December 11, 2006	By:	/s/ Christopher F. Cranford
Christopher F. Cranford
Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of South Street Financial Corp. dated December 11, 2006

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